Building a Differentiated ADC Company Nasdaq: PYXS  March 2026 Exhibit 99.2

Forward Looking Statement This presentation contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical facts contained in this presentation, including without limitation statements regarding the Company’s plans to develop, manufacture and commercialize its product candidate, including micvotabart pelidotin (‘MICVO’); preliminary data, timing and progress of the Company’s ongoing clinical trials; the expected results of the Company’s clinical trials; the ability of preliminary, initial and topline clinical data to de-risk MICVO and be confirmed with clinical trial progression, including the safety, tolerability, and potential efficacy of MICVO; the potential differentiation, advantage or effectiveness of MICVO compared to other approved products or products in development; the dosage and treatment potential of MICVO; the size and future of the market; the plans and objectives of management, and the future results of operations and financial position of the Company, are forward-looking statements. These statements are neither promises nor guarantees, but are statements that involve known and unknown risks, uncertainties and other important factors that are in some cases beyond the Company’s control that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the risks inherent in drug research and development, the Company’s projected cash runway and potential needs for additional funding; the lengthy, expensive, and uncertain process of clinical drug development, including potential delays in or failure to obtain regulatory approvals; the Company’s reliance on third parties and collaborators to conduct clinical trials, manufacture their product candidate, and develop and commercialize their product candidate; and the Company’s ability to compete successfully against other drug candidate. Accordingly, investors should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Additionally, investors should read risk factors in the section titled “Risk Factors” set forth in Part II, Item 1A. of the Company’s Annual Report on Form 10-K filed on March 23, 2026, and our other filings, each of which is on file with the Securities and Exchange Commission.

Multiple Clinical Data Catalysts Expected in 2026 Positioned to be a Differentiated ADC Company First-in-Concept Extracellular ADC Technology Clinical focus on significant unmet need in R/M HNSCC Validated monotherapy & combination efficacy signal in R/M HNSCC

MICVO is a First-in-Concept ADC

MICVO is the First-in-Concept Extracellular Targeting ADC in Clinical Development *CAFs = cancer-associated fibroblasts Targets EDB+FN, a splice variant of fibronectin and novel non-cellular ADC target Tumor Vasculature (e.g., Avastin) Fibronectin CAFs* EDB+FN (MICVO) Immune Cells (e.g., KEYTRUDA®) Tumor Cells (e.g., Enhertu) EDB+FN - splice variant of fibronectin abundant in the tumor extracellular matrix (ECM) associated with tumor growth, angiogenesis and metastasis Fibronectin - non-cellular component of tissue ECM, which in tumors acts as a scaffold to support growth

Binding of MICVO to EDB+FN Presence of extracellular proteases (cathepsins) Low pH to enable cathepsin proteolytic activity Stromal architecture (e.g., spatial orientation of ECM fibers) Immunogenic tumor microenvironment1 Key biological drivers of response in addition to EDB+FN expression EDB+FN is Expressed in ECM of Many Solid Tumors, Negligibly in Normal Tissue Source: Pyxis Oncology nonclinical data 1. Preclinical data support MICVO has activity in tumors that are immunologically ‘cold’ as well, so while immunogenic TME can be a driver, it has been shown not to be required Recent translational findings identify factors in addition to EDB+FN expression driving response EDB+FN protein shows differential expression between tumor and normal samples, with negligible expression in normal tissues EDB+FN Expression Head & Neck Thyroid TNBC Liver Sarcoma Lung Ovary Pancreas HR+BC Tumor Normal Tumor Normal Tumor Normal Tumor Normal Tumor Normal Tumor Normal Tumor Normal Tumor Normal Tumor Normal

MICVO is an ADC Designed for Optimized Stability, Potency and Permeability in the Tumor ECM

MICVO construct



EDB+FN targeting mAb
Heavy chain
Light chain
Disulfide bond
Valine Citrulline linker
AUR0101 payload (x4)
Engineered cysteine

Key potential advantages

Purpose-Built	• mAb **specifically directed at EDB+FN,** engineered for structural integrity with **high avidity-driven binding** • **Site-specific**, **extracellular protease-cleavable Valine Citrulline linkers**
Predictable	• **Uniform DAR* of 4** provides improved therapeutic window via conjugation with engineered cysteines • **Reduced free payload in serum,** C_{max} ~4 days after administration
Potent	• Four **optimized cytotoxic auristatin 0101 (AUR0101)** microtubule polymerization inhibiting payloads • Potential to maximize **tumor-killing and biological potency** in multiple solid tumor types
Permeable	• Optimized for membrane permeability and diffusion to enable **efficient bystander killing** • **Fast clearance** of optimized AUR0101 payload compared to other auristatins **to reduce off-target effects**

PYXIS ONCOLOGY

*DAR = Drug Antibody Ratio

7

MICVO Delivers Potent Anti-Tumor Activity Through a Three-Pronged MOA

Non-cellular approach remodeling the tumor ECM could address a primary cause of drug resistance

1 Payload diffuses into & kills tumors cells



MICVO designed to bind to EDB and releases payload within tumor ECM

2 Additional bystander killing



Tumor cell dies, releasing payload for additional cycles of tumor cell killing

PAYLOAD DRIVEN

3 Immunogenic cell death


Neoantigen
Dead Cell

Tumor death and exogenous antibody fragments lead to T-cell activation

IMMUNE DRIVEN

KEY: $CD8^+$ lymphocyte; Proteases (e.g., cathepsin); Cleaved & active payload (auristatin); EDB^+FN; Dendritic cell; MICVO; Tumor cell; Matrix

PYXIS ONCOLOGY

8

MICVO PK Profile Demonstrates Superior Stability in Circulation Compared to Approved Val-Cit-MMAE ADCs

MICVO linear PK profile across doses demonstrates absence of antigen sink

The site-specific conjugation for MICVO delivers two advantages:

1. **Lower levels of free payload in circulation**
2. **Longer half-life**

First dose Padcev® PK, 1.25 mg/kg*



Mean plasma concentration (nM)
1000
100
10
1
0.1
0
1
2
3
4
5
6
7
8
Nominal time after dose (d)
Padcev
Total Ab
MMAE

Traditional MMAE ADCs with random conjugation have poor stability and high levels of free payload

Half-life = 3.6 days[1]

First dose MICVO PK, 1.2 mg/kg



Mean plasma concentration (nM)
1000
100
10
1
0.1
0
7
14
21
Nominal time after dose (d)
PYX-201 ADC
Total Ab
Aur-0101

MICVO uses site-specific conjugation leading to stronger stability and lower levels of free payload

Half-life = 5-7 days

*1.25 mg/kg is recommended monotherapy dose for Padcev

PYXIS ONCOLOGY

1. Based on the corresponding FDA label, shown as ADC half-life; Padcev® - Astellas Pharma Inc. and Pfizer Inc.
MMAE: Monomethyl Auristatin E

9

Initial MICVO Clinical Data Informs Path Forward

Phase 1 Part 1 Dose Escalation Basket Study with Multiple Tumor Types Identified Range of Potentially Effective Doses 1. As of Oct 4, 2024 data cut off Observed dose- dependent responses starting at 3.6 mg/kg 52% of patients recruited into 5.4 mg/kg dose 8.0 mg/kg N=3 Identified Dose Range Not fully evaluated At or above MTD 6.6 mg/kg N=4 5.4 mg/kg N=42 4.4 mg/kg N=3 3.6 mg/kg N=11 2.4 mg/kg N=8 1.2 mg/kg N=3 0.6 mg/kg N=3 0.3 mg/kg N=3 80 patients dosed across 18 global sites1 Study explored doses from 0.3 – 8.0 mg/kg Q3W 3.6 - 5.4 mg/kg Q3W focus of Phase 1 Part 1 recruitment

Pronounced Responses Observed in Six Tumor Types In Phase 1 Dose Escalation

Strongest tumor regression observed in R/M HNSCC patients

Summary of all responses (N=65)[1]



PDAC
Thyroid Cancer
NSCLC
Sarcoma
Ovarian Cancer
TNBC
HR+ BC
HNSCC[2]
HCC
Best % change from baseline
100
75
50
25
0
-25
-50
-75
-100
PD
PR
CR
SD
*PR
##PR
#PR
*CR
Dose level[1]
0.3 mg/kg
0.6 mg/kg
1.2 mg/kg
2.4 mg/kg
3.6 mg/kg
4.4 mg/kg
5.4 mg/kg
6.6 mg/kg
8 mg/kg

***Confirmed Response as of Oct 4, 2024 data cutoff; #Confirmed Response after Oct 4, 2024 data cutoff (-47% tumor regression); ##Confirmed Response after Oct 4, 2024 data cutoff (-73% tumor regression)**

PYXIS ONCOLOGY

Note: Efficacy population defined by dose received; dose level for patients who escalated or de-escalated = starting dose

1. N=65; 3 patients dosed after 10/4/24 data cutoff and do not yet have scans; 12 patients of the 77 patients included in the safety dataset are not included in the waterfall for the following reasons - > 3 patients scanned after 10/4/24 data cutoff, 1 patient's scan was delayed beyond protocol allowable timeframe, 3 patients discontinued prior to 1st scan due to non-TRAEs, 1 patient withdrew from the study prior to 1st scan and 4 patients discontinued due to Progressive Disease.; 2. Does not include patient dosed at 5.4 mg/kg who received scan on Day 97 after receiving 1 dose and whose scan was disallowed per protocol due to excessive time between dosing and scan

12

Strong Monotherapy Signal in Heavily Pre-treated R/M HNSCC Patients During Phase 1 Part 1 Dose Escalation 1. Does not include patient dosed at 5.4 mg/kg who received scan on Day 97 after receiving 1 dose and whose scan was disallowed per protocol due to excessive time between dosing and scan; 2 2 non-evaluable (dose level not cleared) patients dosed at 6.6 mg/kg; # Confirmed Response by RECIST 1.1 after Oct 4, 2024 data cutoff (-47% tumor regression); ## Week 57 Confirmed PR by RECIST 1.1 at Feb 24, 2025 data extraction (-89% tumor regression); 3. HPV UR= HPV status unrelated Dose level 3.6 mg/kg 5.4 mg/kg PD SD SD PR CR PR CR SD PR # ## HPV Status HPV UR HPV UR HPV+ HPV UR HPV+ HPV+ Feb 2025 Part 1 Dose Escalation Update: R/M HNSCC1 Part 1 Dose Escalation R/M HNSCC Summary Multiple doses explored in R/M HNSCC during dose escalation Responses observed at 3.6 mg/kg and 5.4 mg/kg 50% Confirmed ORR1, 100% Disease Control Rate at 3.6 and 5.4 mg/kg 5.4 mg/kg presented an optimal benefit-risk profile and was selected for dose expansion

Unmet Need in R/M HNSCC

R/M HNSCC is a Large, Growing and Uncrowded Market Ripe for Innovation


~31K
1L
~21K
2L
~8K
3L

US-specific data of drug treatable patients projected to 2029

Key takeaways

- 7th largest oncology market
- High rate of growth propelled by increasing incidence of HPV
- Recent corporate and business development highlights market value
- Innovation driven by a select number of modalities and sponsors

Bispecifics/mABs

BICARA THERAPEUTICS | Genmab | Merus | J&J

ADCs

PYXIS ONCOLOGY | CORBUS PHARMACEUTICALS

Others (Vaccines/TKI etc)

PDS Biotechnology

PYXIS ONCOLOGY

Source: Clarivate/Decision Resources Group: Squamous Cell Carcinoma of the Head and Neck, Epidemiology dashboard, 2022

15

Current US R/M HNSCC Standard of Care Leaves Patients with Few Options and Poor Efficacy CPI: Checkpoint Inhibitor; Cetux: Cetuximab CPI 3.0K 1L CPS<1 CPS≥1 CPI +/- Chemo ORR: 36% Chemo ORR: 20% 2L Cetux (EGFRi) and/or Chemo ORR: 11% CPI ORR: 13% 3L Cetux ORR<10% No established SOC

Next Gen EGFRi Likely to Become New SOC in HPV unrelated 1L R/M HNSCC

Significant unmet need will remain, both in 1L and in 2L+ R/M HNSCC in particular


CPS<1
All HPV
CPS
1-19
HPV+
CPS≥20
HPV+
CPS≥1
HPV Unrelated
1L
Chemo
ORR: 20%
CPI +
Chemo
ORR: 36%
CPI
ORR: 23%
Next-gen EGFRi# + KEYTRUDA®
ORR: 48 – 63%
2L
CPI
ORR: 13%
No
established
SOC*
No established
SOC
3L
Cetux
ORR<10%
No established
SOC

US-specific data of drug treatable patients projected to 2029

PYXIS ONCOLOGY

CPI: Checkpoint Inhibitor; Cetux: Cetuximab; KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA
*Petosemtamab HPV+ ORR=13% (N=15) per ESMO 2024 presentation and Cetuximab HPV+ ORR=0% per INTERLINK study; #Petosemamtab, Ficerafusp Alfa and Amivantamab studying in 1L

17

Market Opportunity for MICVO in R/M HNSCC is Substantial

Majority of market remains unserved or underserved as next-gen EGFRi compete in CPS≥1, HPV unrelated



CPS<1 All HPV
CPS 1-19 HPV+
CPS≥20 HPV+
CPS≥1 HPV Unrelated
1L
Chemo 4.7K
CPI + Chemo 1.7K
CPI 2.4K
Next-gen EGFRi# + KEYTRUDA® 22.2K
31K
2L
CPI 3.2K
No established SOC* 2.8K
No established SOC 15.1K
21K
3L
Cetux 1.2K
No established SOC 6.8K
8K

US-specific data of drug treatable patients projected to 2029

Source: Clarivate/DRG: Squamous Cell Carcinoma of the Head and Neck, Epidemiology dashboard, 2022
CPI: Checkpoint Inhibitor; Cetux: Cetuximab
*Petosemtamab HPV+ ORR=13% (N=15) per ESMO 2024 presentation and Cetuximab HPV+ ORR=0% per INTERLINK study; # Petosemamtab, Ficerafusp Alfa and Amivantamab studying in 1L

PYXIS ONCOLOGY

18

MICVO's Clinical Programs Address the Areas of Highest Unmet Need in R/M HNSCC


Monotherapy
Part 1 - Dose Escalation including R/M HNSCC
Part 2 - 2L+ R/M HNSCC Dose Expansion Monotherapy Program
Arm 1: Post Platinum & anti-PD(L)-1 experienced patients Target Enrollment N≈20
Arm 2: Post EGFRi and/or anti-PD(L)-1 experienced patients Target Enrollment N≈20
November 2024 Monotherapy Dose Escalation Data Disclosure
February 2025 Monotherapy Granted FDA Fast Track Designation
December 2025 Preliminary R/M HNSCC Mono Dose Expansion & Combo Dose Escalation Data Disclosure
2023
2024
2025
Combination
Part 1 - Dose Escalation MICVO + KEYTRUDA® (Pembrolizumab) including 1L/2L+ R/M HNSCC*
Dose Escalation Backfill including Target R/M HNSCC Enrollment N≈20

PYXIS ONCOLOGY

*Clinical trial collaboration with Merck to evaluate MICVO in combination with KEYTRUDA® - KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA

19

MICVO Monotherapy in 2L+ R/M HNSCC December 2025 Preliminary Data

MICVO Preliminary Data Revealed Unsurpassed Efficacy in 2L+ R/M HNSCC 1. Efficacy evaluable (N=13) does not include N=1 dose escalation patient dosed at 5.4 mg/kg who received scan on Day 97 after receiving 1 dose and whose scan was disallowed per protocol due to excessive time between dosing and scan and N=4 patients in dose expansion who have not yet received 1st scan and are ongoing Phase 1: 46% Confirmed ORR and 92% Disease Control Rate (N=13, Efficacy Evaluable1) Correlation identified between high body weight patients and AEs has been linked to increased drug exposure Dosing interventions including dose capping and adjusted ideal body weight (AIBW) dosing are being employed to optimize MICVO benefit/risk profile moving forward Data as of Nov 3, 2025

MICVO Phase 1 Monotherapy Patient Demographics and Disease Characteristics at 5.4 mg/kg Demographics Total (N=18) Age Years Median (min-max) 63 (41- 72) Sex Male 12 (67%) Race White Black or African American Not Reported 14 (78%) 1 (6%) 3 (16%) Baseline ECOG Performance Status 0 1 3 (17%) 15 (83%) Baseline Weight Kg Median (min-max) 72 (48, 103) BMI Median (min-max) 25 (19, 32) Prior anti-Cancer Therapy Total (N=18) Elapsed Time Since Initial Diagnosis (Yr), Median (min-max) 4.0 (1.0-13.2) Prior Systemic Therapy, Median Lines (min-max) 3 (1-6) Taxane, n (%) 12 (67%) Platinum, n (%) 18 (100%) Checkpoint Inhibitor, n (%) 18 (100%) EGFR Targeting Agent, n (%) 9 (50%) Disease Characteristics Total (N=18) HPV Status n (%) HPV +, n (%) 7 (39%) HPV unrelated, n (%) 11 (61%) Data as of Nov 3, 2025

MICVO Monotherapy Demonstrated Clear Activity at 5.4 mg/kg with Deep Responses and Exceptional Disease Control *Arm 1: Post Platinum & anti-PD(L)-1; Arm 2: Post EGFRi & anti-PD(L)-1; Esc: Dose Escalation; **Patient with loco-regional recurrence, verrucous subtype of HNSCC in oral cavity; progressive disease to prior therapies; this subtype is often resistant to chemotherapy 1. Efficacy evaluable (N=13) does not include N=1 dose escalation patient dosed at 5.4 mg/kg who received scan on Day 97 after receiving 1 dose and whose scan was disallowed per protocol due to excessive time between dosing and scan and N=4 patients in dose expansion that have not received 1st scan and are ongoing; 6th Confirmed PR after data cutoff PD PR CR ♢ Study* Arm 2 Esc Arm 1 Arm 2 Arm 2 Esc Arm 1 Esc Arm 1 Arm 1 Arm 1 Arm 2 Esc HPV Status HPV unrelated HPV unrelated HPV unrelated HPV unrelated HPV unrelated HPV+ HPV unrelated HPV unrelated HPV+ HPV unrelated HPV+ HPV unrelated HPV+ Baseline Tumor (mm) 41 88 28 149 33 42 35 43 113 133 90 28 16 #Prior tx 5 4 4 2 3 6 2 4 3 2 1 3 1 Legend Patient ongoing Confirmed ORR= 46% (6/13)1 DCR= 92% (12/13) Confirmed PR – scan after Nov 3, 2025 ♢ ** Data as of Nov 3, 2025

MICVO Monotherapy at 5.4 mg/kg Demonstrated Rapid Onset of Response and Disease Control with Emerging Durability Still Maturing

Data as of Nov 3, 2025



Days since first dose[1]
HPV
Study
+ Esc
UR Arm 2
+ Esc
UR Esc
UR Arm 2
UR Arm 1
UR Esc
+ Arm 1
+ Arm 1
UR Arm 1
UR Arm 2
UR Arm 2
UR Arm 2
UR Arm 1
+ Arm 1
+ Arm 1
+ Arm 2
PR
PD
CR
SD
Patient Ongoing Treatment
0
50
100
150
200
250

Arm 1: Post Platinum & anti-PD(L)-1; Arm 2: Post EGFRi & anti-PD(L)-1; Esc: Dose Escalation
+ = Oropharyngeal HPV+; UR =HPV unrelated
All patients received prior platinum and prior IO therapy
◇ PR confirmed with -68% tumor regression after Nov 3, 2025



Days since first dose[1, 2]
Change from baseline of target lesions (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
50
100
150
200
250
PR
PD
CR
SD
Patient Ongoing Treatment

◇ PR confirmed with -68% tumor regression after Nov 3, 2025

PYXIS ONCOLOGY

1. Efficacy evaluable (N=13) does not include N=1 dose escalation patient dosed at 5.4 mg/kg who received scan on Day 97 after receiving 1 dose and whose scan was disallowed per protocol due to excessive time between dosing and scan (patient not represented on either figure above), 2. N=4 patients in dose expansion that have not received 1st scan and are ongoing (patients represented on figure to left and not figure on right given lack of scan data

24

MICVO Safety at 5.4 mg/kg in R/M HNSCC 1. No prophylactic treatments dictated or administered to-date No Grade 4 or Grade 5 ADC payload TRAEs of interest observed TRAEs Part 1 Dose Escalation Part 2 Dose Expansion Total N 5 13 18 All TRAEs 5 (100%) 11 (85%) 16 (89%) Grade 1/2 TRAEs 2 (40%) 4 (31%) 6 (33%) Grade 3/4 TRAEs 3 (60%) 7 (54%) 10 (56%) TRAEs leading to treatment discontinuation 2 (40%) 3 (23%) 5 (28%) TRAEs leading to dose reduction 2 (40%) 4 (31%) 6 (33%) TRAEs leading to dose delay 1 (20%) 4 (31%) 5 (28%) Treatment related Deaths (Grade 5) 0 0 0 ADC payload TRAEs of interest Part 1 Dose Escalation Part 2 Dose Expansion Total Grade 1/2 Grade 3 Grade 1/2 Grade 3 Grade 1/2 Grade 3 Cutaneous 1 (20%) 0 7 (54%) 0 8 (44%) 0 Neuropathy 0 2 (40%) 1 (8%) 3 (23%) 1 (6%) 5 (28%) Neutropenia 0 1 (20%) 2 (15%) 1 (8%) 2 (11%) 2 (11%) Ocular 1 (20%) 0 1 (8%) 1 (8%) 2 (11%) 1 (6%) Anemia 0 0 3 (23.1%) 0 3 (17%) 0% Pneumonitis 1 (20%) 0 1 (8%) 1 (8%) 2 (11%) 1 (6%) Data as of Nov 3, 20251

MICVO Modified Weight-Based Dosing

MICVO Discontinuations Driven by Overexposure in High Body Weight Patients

6 of 7 patients with Grade 3 payload-related events had high body weight

Data as of Nov 3, 2025



D = 5/5 TRAEs leading to discontinuation had high bodyweight
Participants with Gr3+ auristatin ADC payload TRAEs
7
6
5
4
3
2
1
D
D
D
D
D
-5
0
5
10
15
20
25
Percent Difference of TBW from IBW (%)
1/1 G3 Pneumonitis pt had high body weight
1/1 Gr3 Ocular pt had high body weight
4/5 Gr3 Neuropathy pts had high body weight
Gr 3 Peripheral Neuropathy
Gr 3 Ocular
Gr 3 Pneumonitis

0%

Treatment related discontinuations among patients at or below AIBW

For males: IBW=50kg+ 0.91 x (height in cm – 152.4)	For females: IBW=45.5kg+ 0.91 x (height in cm – 152.4)	AIBW = IBW + 0.4 × (TBW - IBW) (both male and female)	"High body weight" is defined based on AIBW – 10% difference of TBW from AIBW (%) = (TBW-AIBW)/AIBW.

PYXIS ONCOLOGY

IBW = Ideal Body Weight; AIBW = Adjusted Ideal Body Weight; TBW = Total Body Weight
AIBW calculated using Devine formula (Devine et al, 1974)

27

Pyxis Oncology is Actively Exploring Well-Established Modified Weight-Based Dosing Methods with MICVO

Dose Cap	AIBW
Padcev, Datroway, Tivdak, Emrelis	Elahere, Immunome, Pfizer, CytomX

Padcev[1] and Datroway[2], both auristatin ADC's, leverage dose capping

Elahere[3] and other ADC's in development from Pfizer[4], Immunome[5] and CytomX[6] leverage AIBW

1. PADCEV® label December 2019; 2. DATROWAY label January 2025; 3. ELAHERE® label December 2024; 4. Maura L. Gillison et al. Initial safety and efficacy of PDL1V (PF-08046054), a vedotin-based ADC targeting PD-L1, in combination with pembrolizumab in patients with recurrent or metastatic (R/M) HNSCC. J Clin Oncol 43, 6033-6033(2025). DOI:10.1200/JCO.2025.43.16_suppl.6033; 5. Immunome investor presentation Jan 2026; 6. CytomX investor presentation; Padcev® – Astellas Pharma Inc. and Pfizer Inc., Datroway ® – Daiichi Sankyo and Astrazeneca, Tivdak® – Pfizer Inc and Genmab A/S, Emrelis™ – AbbVie, Elahere® – AbbVie

PYXIS ONCOLOGY 28

PK Modeling Shows That Overexposure to MICVO in Higher Body Weight Patients Can Be Mitigated Through Modified Weight-Based Dosing

PK Simulation for 5.4 mg/kg Q3W



n=23
n=23
n=23
n=49
n=49
n=45
n=20
n=20
n=19
<60
60 to <80
80+

Key takeaways

- PK simulations predict comparable exposure for patients <60 kg and 60 to <80 kg receiving 5.4 mg/kg of MICVO regardless of dosing approach
- A marked decrease in exposure is predicted for patients weighing 80+ kg using modified weight-based dosing relative to TBW
- Dose Capping and AIBW exposures are comparable for patients across weight categories, including for patients weighing 80+ kg

PYXIS ONCOLOGY

IBW = Ideal Body Weight; AIBW = Adjusted Ideal Body Weight; TBW = Total Body Weight
AIBW calculated using Devine formula (Devine et al, 1974)

29

Addressing Patient Tolerability Through Modified Weight-Based Dosing with MICVO

Dec. '25 Data Observation

- All treatment related discontinuations in high body weight patients
- Non-linear relationship between drug clearance and body weight

External Proof Points

- Overexposure can be mitigated through modified weight-based dosing
- Both dose capping and AIBW have been validated by approved ADCs[1] that demonstrate improved tolerability without sacrificing efficacy

Internal Proof Points

- No treatment related discontinuations among patients at or below AIBW
- PK simulation predicts modified weight-based dosing can mitigate overexposure in high body weight patients

Tolerability in high body weight patients can be mitigated though proven modified weight-based dosing strategies

PYXIS ONCOLOGY

1. Padcev and Adcetris, both auristatin-payload ADC's, leverage dose caps in their labels; Elahere doses based on adjusted ideal body weight – both dose capping and AIBW have been shown to improve tolerability without sacrificing efficacy; SyBing, Andrew B., and Diane D. Wang. "Optimizing Body Size-Based Dosing Approaches for Antibody–Drug Conjugates." Clinical Pharmacology & Therapeutics (2025).

30

Target enrollment in 2L+ R/M HNSCC Dose Expansion Completed in 1Q26

Updated data from 2L+ R/M HNSCC Phase 1 monotherapy study expected mid-year 2026



Monotherapy
Part 1 - Dose Escalation including R/M HNSCC
Part 2 - 2L+ R/M HNSCC Dose Expansion Monotherapy Program
Arm 1: Post Platinum & anti-PD(L)-1 experienced patients Target Enrollment N≈20
Arm 2: Post EGFRi and/or anti-PD(L)-1 experienced patients Target Enrollment N≈20
November 2024 Monotherapy Dose Escalation Data Disclosure
February 2025 Monotherapy Granted FDA Fast Track Designation
December 2025 Preliminary R/M HNSCC Mono Dose Expansion & Combo Dose Escalation Data Disclosure
2023
2024
2025
Combination
Part 1 - Dose Escalation MICVO + KEYTRUDA® (Pembrolizumab) including 1L/2L+ R/M HNSCC
Dose Escalation Backfill including Target R/M HNSCC Enrollment N≈20

PYXIS ONCOLOGY

Clinical trial collaboration with Merck to evaluate MICVO in combination with KEYTRUDA® - KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA

31

MICVO + Keytruda® in R/M HNSCC December 2025 Preliminary Data

MICVO + KEYTRUDA® Combination Summary in R/M HNSCC KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA 71% Confirmed ORR, 100% DCR (n=7, 3.6 mg/kg & 4.4 mg/kg) Initial data support lack of overlapping toxicities observed between MICVO + KEYTRUDA® Significant potential in 1L+ in underserved patient populations Anticipated enrollment of HPV unrelated patients provides potential to build on promising HPV+ efficacy signal Future MICVO combinations may provide a further differentiated benefit/risk profile Data as of Nov 3, 2025

Immunogenic Potential of MICVO Mechanism May Amplify Benefits of KEYTRUDA® in R/M HNSCC

Non-cellular approach remodeling the tumor ECM could address a primary cause of drug resistance

1 Payload diffuses into & kills tumors cells



MICVO designed to bind to EDB and releases payload within tumor ECM

2 Additional Bystander killing



Tumor cell dies, releasing payload for additional cycles of tumor cell killing

PAYLOAD DRIVEN

3 Immunogenic cell death


Neoantigen
Dead Cell

Tumor death and exogenous antibody fragments lead to T-cell activation

IMMUNE DRIVEN

KEY: $CD8^+$ lymphocyte; Proteases (e.g., cathepsin); Cleaved & active payload (auristatin); EDB^+FN; Dendritic cell; MICVO; Tumor cell; Matrix

PYXIS ONCOLOGY

KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA

34

Demographics Total (N=7) Race Asian Black African American White Other 0 0 7 (100%) 0 Age (years) Median (min-max) 69 (57 – 76) Baseline weight (kg) Median (min-max) 83 (65 – 107) Gender Male 7 (100%) Baseline ECOG Performance Status 0 1 3 (43%) 4 (57%) MICVO 1L/2L+ R/M HNSCC Combo Dose Escalation Patient Demographics Disease Characteristics Total (N=7) Line of Disease Setting n (%) 1L HNSCC 2L+ HNSCC 4 (57%) 3 (43%) HPV Status N=7 (% of total N=7) HPV Positive, n (%) 7 (100%) 2L+ HNSCC Prior anti-Cancer Therapy Total (N=3) Elapsed Time Since Initial Diagnosis (Yr), Median (min-max) 4.3 (2.4-6.8) Prior Systemic Therapy, Median Lines (min-max) 3 (2-5) Taxane, n (%) 1 (33%) Platinum, n (%) 3 (100%) Checkpoint Inhibitor, n (%) 3 (100%) EGFRi, n (%) 2 (67%) ADC, n (%) 0 1L HNSCC Prior anti-Cancer Therapy Total (N=4) Elapsed Time Since Initial Diagnosis (Yr), Median (min-max) 1.7 (1.3-3.9) Prior Systemic Therapy, Median Lines (min-max) 1 (1) Taxane, n (%) 1 (25%) Platinum, n (%) 4 (100%) Checkpoint Inhibitor, n (%) 0 EGFR Targeting Agent, n (%) 0 ADC, n (%) 0 Data as of Nov 3, 2025

Promising Preliminary Data with MICVO at 3.6 mg/kg and 4.4 mg/kg in Combination with KEYTRUDA® All patients received prior platinum therapy, were HPV positive, with tumor located in Oropharynx; #Prior tx = Number of unique prior systemic therapies KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA; 1. 5th Confirmed PR after data cutoff PD PR CR CPS = 1 CPS = 1 CPS = 10 3L 1L 3L 1L 2L 1L 1L Baseline tumor (mm) 33 21 16 33 18 52 27 Prior IO         Prior Platinum        #Prior tx 3 1 5 1 2 1 1 Dose Dose Escalation; 3.6 mg/kg dose Dose Escalation; 4.4 mg/kg dose DCR= 100% CPS > 20 CPS > 1 CPS > 20 CPS = 4 Confirmed ORR= 71% (5/7)1 Patient ongoing Confirmed PR after Nov 3, 2025 ♢ ♢ Data as of Nov 3, 2025

Preliminary MICVO Combination Data with KEYTRUDA® Indicates Rapid Response with Disease Control; Durability Data Maturing KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA * Patient discontinued after one dose of study treatment after enrollment criteria deviation identified; PR was observed after one dose and subsequently confirmed ♢ Confirmed scan received after Nov 3, 2025 data extraction Dose Dose Escalation; 3.6 mg/kg dose Dose Escalation; 4.4 mg/kg dose 1L 1L 2L 1L 2L 1L 3L PR PD SD Patient Ongoing Treatment Line of Therapy PR SD PD Patient Ongoing Treatment * ♢ ♢ ♢ Confirmed scan received after Nov 3, 2025 data extraction Data as of Nov 3, 2025 Days since first dose

MICVO + KEYTRUDA® Dose Escalation Safety in R/M HNSCC KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA No Grade 3, Grade 4 or Grade 5 ADC payload TRAEs of interest TRAEs 3.6 mg/kg 4.4 mg/kg Total N 4 3 7 All TRAEs 3 (75%) 3 (100%) 6 (86%) Grade 3/4 TRAEs 0 0 0 TRAEs leading to treatment discontinuation 0 0 0 TRAEs leading to dose reduction 0 1 (33%) 1 (14%) TRAEs leading to dose delay 0 0 0 Treatment related Deaths (Grade 5) 0 0 0 ADC payload TRAEs of interest 3.6 mg/kg 4.4 mg/kg Total Grade 1/2 Grade 3 Grade 4 Grade 1/2 Grade 3 Grade 4 Grade 1/2 Grade 3 Grade 4 N 4 4 4 3 3 3 7 7 7 Cutaneous 3 (75%) 0 0 2 (67%) 0 0 5 (71%) 0 0 Neuropathy 1 (25%) 0 0 0 0 0 1 (14%) 0 0 Neutropenia 0 0 0 0 0 0 0 0 0 Ocular 0 0 0 0 0 0 0 0 0 Anemia 1 (25%) 0 0 1 (33%) 0 0 2 (29%) 0 0 Pneumonitis 0 0 0 0 0 0 0 0 0 Data as of Nov 3, 2025

Multiple MICVO Clinical Data Milestones Expected in 2026 Updated Data from 2L+ R/M HNSCC Phase 1 Monotherapy Study 2H 2026 Updated Data from 1L/2L+ R/M HNSCC Phase 1/2 Dose Escalation Combination Study Mid 2026

Appendix

Solid Tumor ADC Dosing Approach Summary

Solid Tumor ADC	Dose Cap / AIBW	Highest % Gr3 AE observed at TBW	Target	Payload	Dose (mg/kg)	DAR	Approval Yr	2024 FY Sales
Kadcyla®	TBW	thrombocytopenia	HER2	DM1	3.6; Q3W	4	2013	$2.3B
Enhertu®	TBW	Pneumonitis / ILD	HER2	TOPO1	5.4; Q3W	8	2019	$4.2B
Padcev®	DC - 100 kg	Neuropathy and Rash	Nectin-4	MMAE	1.25; D1,8,15 Q4W	4	2019	$1.9B
Trodelvy®	TBW	Neutropenia	TROP2	SN38	10; D1D8 Q3W	8	2020	$1.3B
Tivdak®	DC - 100kg	Neuropathy	Tissue Factor	MMAE	2; Q3W	4	2024	$131M
Elahere®	AIBW	Intestinal obstruction & thrombocytopenia	Folate Receptor α	DM4	6; Q3W	3	2024	$479M
Datroway®	DC - 90kg	Pneumonitis / ILD	TROP2	TOPO1	6; Q3W	4	2025	N/A
Emrelis™	DC - 100kg	Pneumonitis / ILD & Neuropathy	C-MET	MMAE	1.9; Q2W	4	2025	N/A

Not Approved / In Development

Solid Tumor ADC	Dose Cap / AIBW	Highest % Gr3 AE observed at TBW	Target	Payload	Dose (mg/kg)	DAR
MICVO	DC & AIBW	Neuropathy	EDB+FN	AUR0101	5.4; Q3W	4
Varsetatug masetecan (Cytomx)	AIBW	Diarrhea	EpCAM	TOPO1	8.6 and 10; Q3W	8
IM-1021 (Immunome)	AIBW	TBD	ROR-1	TOP1	TBD	8
Sigvotatug vedotin (Pfizer)	AIBW	Pneumonitis / ILD	IB6	MMAE	1.8; Q2W	4

DC = Dose Cap; AIBW = Adjusted Ideal Body Weight; TBW = Total Body Weight

Kadcyla® – Roche, Enhertu® – Daiichi Sankyo and Astrazeneca, Padcev® – Astellas Pharma Inc. and Pfizer Inc., Trodelvy® – Gilead, Inc., Tivdak® – Pfizer Inc and Genmab A/S, Elahere® – AbbVie, Datroway® – Daiichi Sankyo and Astrazeneca, Emrelis™ – AbbVie

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Recent Translational Posters Build on Previous Publications to Further Support Three-Pronged MOA of MICVO

1 Payload diffuses into & kills tumors cells | 2 Additional Bystander killing

- **Highly specific and avidity driven binding to EDB+FN** [1, 2]
  - Lack of drug sink and no off-target binding support minimal off target effects
  - Strong binding strength to EDB+FN fibrils predicts the prolonged drug retention in TME for heightened clinical efficacy
- **Extracellular payload release** mediated by **tumor-specific cathepsins** [2]
- **Improved membrane permeability** for cancer cell diffusion and efficient bystander killing [2,3,4,5]
- **Optimized payload potency** by rational structure-based drug design (SBDD) to increase tumor cell killing [6]
- **pH-dependency favors linker cleavage in acidic TME** to minimize off-target toxicity [2]
- **Observed changes to tumor stromal architecture indicate potential for extracellular mechanism** to lead to unique TME remodeling and improve tumor response [7,8]

Payload Driven

3 Immunogenic cell death

- **MICVO acts as a driver for the cancer-immunity cycle,** inducing immunogenic cell death, activating immune cells and allowing tumor infiltration of T cells [4]
- **Preclinical data support complementary potential with immune checkpoint inhibitors**
  - Mouse analog of MICVO showed immune response in tumors that had been refractory to anti-PD1 [9]
  - Synergistic antitumor activity when combined with anti-PD1 [9]

Immune Driven

PYXIS ONCOLOGY

[1] Hooper A et al., Mol Cancer Ther (2022) 21(9):1462-1472 [2] Shen C & Iovino M et al., AACR-NCI-EORTC (2025) [3] Graziani EI et al., Mol Cancer Ther (2020) 19: 2068-78 [4] Iovino M et al., AACR-NCI-EORTC (2025) [5] Lewandowski S et al, AACR (2025). [6] Maderna A et al., J Med Chem (2014) 57: 10527-10543 [7] Trickett J et al, AACR-NCI-EORTC (2025) [8] Lewandowski S et al, AACR-NCI-EORTC (2025) [9] Rodriguez A et al, AACR-NCI-EORTC (2025)

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Nominal time after dose (d) Median plasma concentration (µg/mL) 0.3 mg/kg 0.6 mg/kg 1.2 mg/kg 2.4 mg/kg 3.6 mg/kg 4.4 mg/kg 5.4 mg/kg 6.6 mg/kg MICVO ADC (ug/mL) Total Ab (ug/mL) Identified Dose Range MICVO Dose Linear PK Demonstrates No Antigen Sink (Q3W Dosing) Consistent with differentiated EDB+FN target expression in tumor ECM and negligible expression in normal tissue